                    TRAVELERS VARIABLE SURVIVORSHIP LIFE II

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                                     PROSPECTUS
                                                   JUNE 20, 2001

The Travelers Life and Annuity Company, One Tower Square, Hartford, Connecticut
                       06183 X Telephone: (800) 334-4298

                                   PROSPECTUS

This Prospectus describes Travelers Variable Survivorship Life II, a variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company"). The Policy is designed to insure two individuals. We will pay the beneficiary the death benefit upon the second death of the two named Insureds. The Policy Owner ("you") choose the amount of life insurance coverage desired with a minimum Stated Amount of $100,000. You direct the net premium payment to one or more of the variable funding options (the "Investment Options").

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund (see the "Right to Cancel" section for more details). The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

The Policy has no guaranteed minimum Cash Value. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this Policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges and loan interest due but not paid in cash (subject to the Grace Period provision), or for a longer period as may be provided under the Lapse Protection Guarantee Rider.

We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                 THE DATE OF THIS PROSPECTUS IS JUNE 20, 2001.

                               TABLE OF CONTENTS

Glossary of Special Terms.............    3
Prospectus Summary....................    5
General Description...................   11
  The Application.....................   11
How the Policy Works..................   11
  Applying Premium Payments...........   11
The Investment Options................   12
Policy Benefits and Rights............   16
  Transfers of Cash Value.............   16
     Telephone Transfers..............   16
  Automated Transfers.................   16
     Dollar Cost Averaging............   16
     Portfolio Rebalancing............   17
  Additional Insurance Benefits
     (Riders).........................   17
  Exchange Rights.....................   18
  Right to Cancel.....................   18
Access to Cash Values.................   19
  Policy Loans........................   19
     Consequences.....................   19
  Policy Surrenders...................   19
     Full Surrenders..................   19
     Partial Withdrawals..............   19
Death Benefit.........................   20
  Option 1............................   20
  Option 2............................   21
  Payment of Proceeds.................   21
  Payment Options.....................   21
Maturity Benefits.....................   22
  Maturity Extension Rider............   22
  Coverage Extension Rider............   22
Charges and Deductions................   23
  General.............................   23
  Charges Against Premium.............   23
     Front-End Sales Charge...........   23
     State Premium Tax Charge.........   23
     DAC Charge.......................   24
  Monthly Deduction Amount............   24
     Cost of Insurance Charge.........   24
     Policy Administrative Expense
       Charge.........................   24
     Charges for Supplemental Benefit
       Provisions.....................   24
  Charges Against the Separate
     Account..........................   24
     Mortality and Expense Risk
       Charge.........................   24
     Administrative Expense Charge....   24
  Underlying Fund Expenses............   24
  Surrender Charges...................   25
  Transfer Charge.....................   25
  Reduction or Elimination of
     Charges..........................   25
The Separate Account and Valuation....   25
  The Travelers Fund UL II for
     Variable Life Insurance (Fund UL
     II)..............................   25
     How the Cash Value Varies........   26
     Accumulation Unit Value..........   26
     Net Investment Factor............   26
Changes to the Policy.................   27
  General.............................   27
  Changes in Stated Amount............   27
  Changes in Death Benefit Option.....   27
Additional Policy Provisions..........   28
  Assignment..........................   28
  Limit on Right to Contest and
     Suicide Exclusion................   28
  Misstatement as to Sex and Age......   28
  Voting Rights.......................   28
  Disregard of Voting Instructions....   28
Other Matters.........................   29
  Statements to Policy Owners.........   29
  Suspension of Valuation.............   29
  Dividends...........................   29
  Mixed and Shared Funding............   29
  Distribution........................   30
  Legal Proceedings and Opinion.......   30
  Experts.............................   30
Federal Tax Considerations............   30
The Company...........................   35
Management............................   36
  Directors of The Travelers Life and
     Annuity Company..................   36
  Senior Officers of The Travelers
     Life and Annuity Company.........   36
Example of Policy Charges.............   37
Illustrations.........................   37
Appendix A (Performance
  Information)........................  A-1
Financial Statements of the Separate
  Account
Financial Statements of the Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AMOUNT INSURED -- equals the Stated Amount if Death Benefit Option 1 is selected; equals the Stated Amount plus Cash Value if Death Benefit Option 2 is selected. The Amount Insured will always be at least equal to the Minimum Amount Insured described on the Policy Summary.

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Second Death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and applicable surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Second Death occurs while this policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSUREDS -- the two people on whose lives the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Cash Value. Each Investment Option invests directly in a corresponding Underlying Fund.

ISSUE DATE -- the date on which a new Policy is issued by the Company for delivery to the Policy Owner.

LAPSE PROTECTION GUARANTEE RIDER -- a rider which provides that the Policy will not lapse during the first ten Policy Years if a required amount of premium is paid. (Not available in all states.)

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit and charge a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the younger Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.

MONTHLY LAPSE PROTECTION PREMIUM -- an amount shown on the Policy Summary page, the cumulative amount of which must be paid during the first ten Policy Years in order for the Lapse Protection Guarantee to be in effect.

NET AMOUNT AT RISK -- an amount equal to the Amount Insured minus the Cash
Value.

NET PREMIUM -- the amount of each premium payment, minus the deduction of any front-end sales charges, premium tax charges and federal deferred acquisition cost charge.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insureds; the Policy Owner(s) may or may not be the Insured(s).

POLICY YEARS -- annual periods computed from the Policy Date.

SECOND DEATH -- the second death of the two Insureds under this policy. If we are unable to determine which death was second based on the Due Proof of Death, the younger Insured's death will be considered the second death, unless you and we agree otherwise.

SEPARATE ACCOUNT -- assets set aside by The Travelers Life and Annuity Company, the investment performance of which is kept separate from that of other assets of The Travelers Life and Annuity Company; for example, The Travelers Fund UL II for Variable Life Insurance ("Fund UL II").

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

UNDERLYING FUND -- the underlying mutual fund that corresponds to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of 4:00 p.m. Eastern time.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- The Travelers Life and Annuity Company.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE SURVIVORSHIP LIFE INSURANCE?

This Flexible Premium Variable Survivorship Life Insurance Policy is designed to provide insurance protection on the lives of two Insureds and to build Cash Value. Like other survivorship life insurance, it provides an income-tax free death benefit that is payable to the Beneficiary upon the second death of the two Insureds. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium or transfer Cash Value to various Investment Options which in turn invest in the corresponding Underlying Funds. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value will change daily, depending on investment return. No minimum amount is guaranteed as in a traditional life insurance policy.

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of Investment Options. The Investment Options invest directly in the Underlying Funds. These professionally managed stock, bond and money market funds cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options (subject to state availability) are available currently:

                    TRAVELERS VARIABLE SURVIVORSHIP LIFE II

Capital Appreciation Fund (Janus)
Managed Assets Trust
Travelers Money Market Portfolio

ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
  Premier Growth Portfolio -- Class B

AMERICAN VARIABLE INSURANCE SERIES
  Global Growth Fund -- Class 2
  Growth Fund -- Class 2
  Growth-Income Fund -- Class 2

AYCO SERIES TRUST
  Ayco Large Cap Growth Fund I

CREDIT SUISSE WARBURG PINCUS TRUST
  Emerging Markets Portfolio

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
  EAFE(R) Equity Index Fund (Bankers Trust)
  Small Cap Index Fund (Bankers Trust)

DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio -- Initial Shares

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund -- Class 2

GREENWICH STREET SERIES FUND
  Equity Index Portfolio -- Class I
  Fundamental Value Portfolio (Smith Barney)

JANUS ASPEN SERIES
  Aggressive Growth Portfolio -- Service Shares
  Global Technology Portfolio -- Service Shares
  Worldwide Growth Portfolio -- Service Shares

PIMCO VARIABLE INSURANCE TRUST
  Total Return Bond Portfolio

PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund --
    Class IB Shares
  Putnam VT Voyager II Fund -- Class IB Shares

TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio
  Smith Barney Aggressive Growth Portfolio
  Smith Barney High Income Portfolio
  Smith Barney International All Cap Growth
   Portfolio
  Smith Barney Large Cap Value Portfolio
  Smith Barney Large Capitalization Growth    Portfolio

THE TRAVELERS SERIES TRUST
  Convertible Bond Portfolio
  Equity Income Portfolio (Fidelity)
  Large Cap Portfolio (Fidelity)
  MFS Mid Cap Growth Portfolio
  U.S. Government Securities Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST
  Emerging Growth Portfolio

VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
  Contrafund(R) Portfolio -- Service Class

Additional Investment Options may be added from time to time. For more information, see "The Investment Options." Refer to each Underlying Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each net premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or, with proper authorization, by calling 1-800-334-4298.

During the underwriting period, any premium paid will be held in a non-interest bearing account. Your Net Premium will be distributed to each Investment Option in the percentages indicated on your application on the later of the Policy Date or the next Valuation Date (subject to state law).

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive either (depending on state law) a refund of premiums paid, less any loans, or a refund of Cash Value less any loans plus any charges that were deducted by mailing us the Policy and a written request for cancellation within a specified period. (See "Right to Cancel").

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the Amount Insured will equal the greater of the Stated Amount or the Minimum Amount Insured upon the second death of the two Insureds while the policy is in effect.

     - VARIABLE OPTION (OPTION 2): the Amount Insured will equal the greater of the Stated Amount of the Policy plus the Cash Value or the Minimum Amount Insured upon the second death of the two Insureds while the policy is in effect.

POLICY VALUES: As with other types of insurance policies, this Policy can accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment performance of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow up to 100% of your Policy's Cash Surrender Value. (See "Policy Loans" for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while either of the Insureds are living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value, minus the value of outstanding loan accounts, among the Investment Options. You may do this by writing to the Company or, with proper authorization, calling 1-800-334-4298.

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

LAPSE PROTECTION GUARANTEE RIDER: This rider allows for your Policy to remain in effect for the first ten Policy Years, regardless of the performance of the Investment Options that you select. You must pay at least the cumulative Monthly Lapse Protection Premium displayed on your Policy's Summary page. Any loans or partial surrenders are deducted from premium paid to determine if the Lapse Protection Premium Requirement has been met.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the Lapse Protection Guarantee Rider is not in effect, you will have 31 days (subject to state law) to pay a premium to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options (subject to certain restrictions contained in your contract).

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the older Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.

CHARGES AND DEDUCTIONS: Your Policy is subject to charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

     POLICY CHARGES:

     - SALES AND PREMIUM TAX CHARGES -- A sales charge, a premium tax charge and a deferred acquisition cost charge are applied to each premium. The charges are as follows:

                               TOTAL
  SALES    PREMIUM    DAC     PREMIUM
  CHARGE    TAX*     CHARGE   EXPENSE
  ------   -------   ------   -------

  2.5%      2.25%    1.25%     6.00%

     * Where prohibited by state law, premium taxes will not be charged.


     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover Cost of Insurance Charges, administrative expense charges and charges for optional benefits (Riders).



     - SURRENDER CHARGE -- applies if you surrender your Policy for all or a portion of its Cash Value or the Policy lapses, during the first 15 years (subject to state law) and for 15 years (subject to state law) after an increase in coverage. The surrender charge consists of a per thousand of stated amount charge and varies by original issuer ages, sexes, and smoker, non smoker status and with the issue ages of the Insureds. Subject to state law the maximum surrender charge under the policy per thousand of stated amount would be $44.90 (see the "Surrender Charges" section for more information). A proportional surrender charge applies for requested decreases in Stated Amount.


     ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.80% for the first fifteen years and 0.35% thereafter.

     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.10% for the first fifteen years and 0% thereafter.

     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These are summarized in the chart below.

                                 UNDERLYING FUND FEES
          (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE UNDERLYING FUND
                   AS OF DECEMBER 31, 2000, UNLESS OTHERWISE NOTED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       TOTAL ANNUAL
                                                                                                         OPERATING
                                            MANAGEMENT FEE                        OTHER EXPENSES         EXPENSES
                                            (AFTER EXPENSE                        (AFTER EXPENSE      (AFTER EXPENSE
FUNDING OPTIONS:                            REIMBURSEMENT)       12B-1 FEES       REIMBURSEMENT)      REIMBURSEMENT)
-----------------------------------------------------------------------------------------------------------------------
 CAPITAL APPRECIATION FUND (JANUS)               0.81%                                 0.02%               0.83%
-----------------------------------------------------------------------------------------------------------------------
 MANAGED ASSETS TRUST                            0.56%                                 0.03%               0.59%
-----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET PORTFOLIO                          0.38%                                 0.02%               0.40%
-----------------------------------------------------------------------------------------------------------------------
 ALLIANCE VARIABLE PRODUCT SERIES FUND,
   INC.
-----------------------------------------------------------------------------------------------------------------------
   Premier Growth Portfolio -- Class B*          1.00%              0.25%              0.05%               1.30%
-----------------------------------------------------------------------------------------------------------------------
 AMERICAN VARIABLE INSURANCE SERIES
-----------------------------------------------------------------------------------------------------------------------
   Global Growth Fund -- Class 2*                0.66%              0.25%              0.04%               0.95%
-----------------------------------------------------------------------------------------------------------------------
   Growth Fund -- Class 2*                       0.36%              0.25%              0.02%               0.63%
-----------------------------------------------------------------------------------------------------------------------
   Growth-Income Fund -- Class 2*                0.34%              0.25%              0.01%               0.60%
-----------------------------------------------------------------------------------------------------------------------
 AYCO SERIES TRUST
-----------------------------------------------------------------------------------------------------------------------
   Ayco Large Cap Growth Fund I                  0.80%                                 0.20%               1.00%
-----------------------------------------------------------------------------------------------------------------------
 CREDIT SUISSE WARBURG PINCUS TRUST
-----------------------------------------------------------------------------------------------------------------------
   Emerging Markets Portfolio                    1.09%                                 0.31%               1.40%(1)
-----------------------------------------------------------------------------------------------------------------------
 DEUTSCHE ASSET MANAGEMENT VIT FUNDS
-----------------------------------------------------------------------------------------------------------------------
   EAFE(R) Equity Index Fund                     0.45%                                 0.20%               0.65%(2)
-----------------------------------------------------------------------------------------------------------------------
   Small Cap Index Fund                          0.35%                                 0.10%               0.45%(2)
-----------------------------------------------------------------------------------------------------------------------
 DREYFUS VARIABLE INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------------------
   Small Cap Portfolio -- Initial Shares         0.75%                                 0.03%               0.78%(3)
-----------------------------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
-----------------------------------------------------------------------------------------------------------------------
   Franklin Small Cap Fund -- Class 2*           0.49%              0.25%              0.28%               1.02%(4)
-----------------------------------------------------------------------------------------------------------------------
 GREENWICH STREET SERIES FUND
-----------------------------------------------------------------------------------------------------------------------
   Equity Index Portfolio -- Class I
     Shares                                      0.21%                                 0.02%               0.23%(5)
-----------------------------------------------------------------------------------------------------------------------
   Fundamental Value Portfolio                   0.75%                                 0.04%               0.79%(6)
-----------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES
-----------------------------------------------------------------------------------------------------------------------
   Aggressive Growth
     Portfolio -- Service Shares*                0.65%              0.25%              0.02%               0.92%
-----------------------------------------------------------------------------------------------------------------------
   Global Technology
     Portfolio -- Service Shares*                0.65%              0.25%              0.04%               0.94%
-----------------------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio -- Service
     Shares*                                     0.65%              0.25%              0.05%               0.95%
-----------------------------------------------------------------------------------------------------------------------
 PIMCO VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------
   Total Return Bond Portfolio                   0.25%                                 0.40%               0.65%(7)
-----------------------------------------------------------------------------------------------------------------------
 PUTNAM VARIABLE TRUST
-----------------------------------------------------------------------------------------------------------------------
   Putnam VT International Growth
     Fund -- Class IB Shares*                    0.76%              0.25%              0.18%               1.19%
-----------------------------------------------------------------------------------------------------------------------
   Putnam VT Voyager II Fund -- Class IB
     Shares*                                     0.70%              0.25%              0.30%               1.25%(8)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       TOTAL ANNUAL
                                                                                                         OPERATING
                                            MANAGEMENT FEE                        OTHER EXPENSES         EXPENSES
                                            (AFTER EXPENSE                        (AFTER EXPENSE      (AFTER EXPENSE
FUNDING OPTIONS:                            REIMBURSEMENT)       12B-1 FEES       REIMBURSEMENT)      REIMBURSEMENT)
-----------------------------------------------------------------------------------------------------------------------
 THE TRAVELERS SERIES TRUST
-----------------------------------------------------------------------------------------------------------------------
   Convertible Bond Portfolio                    0.66%                                 0.14%               0.80%(9)
-----------------------------------------------------------------------------------------------------------------------
   Equity Income Portfolio (Fidelity)            0.75%                                 0.07%               0.82%(10)
-----------------------------------------------------------------------------------------------------------------------
   Large Cap Portfolio (Fidelity)                0.75%                                 0.07%               0.82%(10)
-----------------------------------------------------------------------------------------------------------------------
   MFS Mid Cap Growth Portfolio                  0.86%                                 0.04%               0.90%
-----------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities Portfolio          0.39%                                 0.09%               0.48%
-----------------------------------------------------------------------------------------------------------------------
 TRAVELERS SERIES FUND INC.
-----------------------------------------------------------------------------------------------------------------------
   AIM Capital Appreciation Portfolio            0.80%                                 0.03%               0.83%(11)
-----------------------------------------------------------------------------------------------------------------------
   Alliance Growth Portfolio                     0.80%                                 0.01%               0.81%(11)
-----------------------------------------------------------------------------------------------------------------------
   MFS Total Return Portfolio                    0.80%                                 0.04%               0.84%(11)
-----------------------------------------------------------------------------------------------------------------------
   Putnam Diversified Income Portfolio           0.75%                                 0.12%               0.87%(11)
-----------------------------------------------------------------------------------------------------------------------
   Smith Barney Aggressive Growth
     Portfolio                                   0.80%                                 0.19%               0.99%(11)
-----------------------------------------------------------------------------------------------------------------------
   Smith Barney High Income Portfolio            0.60%                                 0.06%               0.66%(11)
-----------------------------------------------------------------------------------------------------------------------
   Smith Barney International All Cap
     Growth Portfolio                            0.90%                                 0.08%               0.98%(11)
-----------------------------------------------------------------------------------------------------------------------
   Smith Barney Large Cap Value
     Portfolio                                   0.65%                                 0.01%               0.66%(11)
-----------------------------------------------------------------------------------------------------------------------
   Smith Barney Large Capitalization
     Growth Portfolio                            0.75%                                 0.02%               0.77%(11)
-----------------------------------------------------------------------------------------------------------------------
 VAN KAMPEN LIFE INVESTMENT TRUST
-----------------------------------------------------------------------------------------------------------------------
   Emerging Growth Portfolio                     0.70%                                 0.05%               0.75%
-----------------------------------------------------------------------------------------------------------------------
 VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------
   Contrafund(R) Portfolio -- Service
     Class*                                      0.57%              0.10%              0.09%               0.76%(12)
-----------------------------------------------------------------------------------------------------------------------

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service providers).

 1. Fee waivers, expense reimbursements, or expense credits reduced expenses for the EMERGING MARKETS PORTFOLIO during 2000, but this may be discontinued at any time. Without such arrangements, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.42% and 1.67%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2000, net of any fee waivers or expense reimbursements.

 2. These fees reflect a voluntary expense reimbursement arrangement whereby the Adviser has agreed to reimburse the funds. Without such arrangement, Other Expenses and Total Annual Operating Expenses for the EAFE(R) EQUITY INDEX FUND and the SMALL CAP INDEX FUND would have been 0.47% and 0.92%, and 0.34% and 0.69%, respectively.

 3. Total Annual Operating Expenses for the SMALL CAP PORTFOLIO -- INITIAL SHARES do not include interest expense, loan commitment fees, and dividends on securities sold short. These figures are for the year ended December 31, 2000. Actual expenses in future years may be higher or lower than the fees given.

 4. The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus. Total Annual Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the FRANKLIN SMALL CAP FUND -- CLASS 2 would have been 0.53%, 0.25%, 0.28%, and 1.06%, respectively.

 5. The Management Fee includes 0.06% for fund administration.

 6. The Management Fee includes 0.20% for fund administration.

 7. "Other Expenses" reflects a 0.25% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the TOTAL RETURN BOND PORTFOLIO. PIMCO has contractually agreed to reduce Total Annual Operating

    Expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily net assets for the TOTAL RETURN BOND PORTFOLIO. Without such reductions, Total Annual Operating Expenses for the fiscal year ended December 31, 2000 would have been 0.66%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

 8. The Total Annual Operating Expenses for the VT VOYAGER FUND II -- CLASS IB SHARES are based on estimated expenses. This fund commenced operations on September 1, 2000.

 9. Travelers Insurance Company has agreed to reimburse the CONVERTIBLE BOND PORTFOLIO for expenses for the period ended December 31, 2000 which exceeded 0.80%. Without such voluntary arrangements, the actual annualized Total Annual Operating Expenses would have been 0.90%.

10. TAMIC or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without such expense reductions, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO and the LARGE CAP PORTFOLIO would have been 0.87% and 0.84%, respectively.

11. Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

12. Actual annual operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the CONTRAFUND(R) PORTFOLIO -- SERVICE CLASS would have been 0.74%.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes a flexible premium variable survivorship life insurance policy offered by The Travelers Life and Annuity Company. It provides life insurance protection on two lives (the Insureds), and pays policy proceeds upon the Second Death of the two Insureds while the policy is in effect. The policy offers:

     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of investment options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's stated amount of insurance

     - Additional benefits through the use of optional riders

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

THE APPLICATION. In order to become a policy owner, each Insured must submit an application with information about the two proposed Insureds. The Insureds must provide evidence of insurability. On the application, you will also indicate:

     - the amount of insurance desired (the "Stated Amount"); minimum of
       $100,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available Investment Options. The Policy's Cash Value will increase or decrease depending on the performance of the Investment Options you select. In the case of death benefit option 2, the death benefit will also vary based on the Investment Options' performance.

If your Policy is in effect upon the Second Death of the two Insureds, we will pay your beneficiary the Amount Insured plus any additional rider death benefit (less any outstanding loans and any monthly deduction amount due but not paid). Your Policy will stay in effect as long as the Policy's cash surrender value can pay the Policy's monthly charges.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued).

APPLYING PREMIUM PAYMENTS

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the underwriting period, we apply the first premium to the Investment Options on the later of the Policy Date or the next Valuation Date after we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Investment Options selected by you (subject to state law).

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with accumulation units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your Net Premium payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The Investment Options currently available under Fund UL II are listed below. There is no assurance that an Investment Option will achieve its stated objectives. We may add, withdraw or substitute Investment Options from time to time. Any changes will comply with applicable state and federal laws. We would notify you before making such a change. For more detailed information on the investment advisers and their services and fees, please refer to the Underlying Funds' prospectuses which are included with and must accompany this prospectus. In addition, Travelers has entered into agreements with either the investment adviser or distributor of certain of the Underlying Funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account. Please read carefully the complete risk disclosure in each Underlying Funds' prospectus before investing.

       FUNDING OPTION                    INVESTMENT OBJECTIVE                  ADVISER/SUBADVISER
       --------------                    --------------------                  ------------------
Capital Appreciation Fund     Seeks growth of capital through the use of  Travelers Asset Management
(Janus)                       common stocks. Income is not an objective.  International Company LLC
                              The Fund invests principally in common      ("TAMIC")
                              stocks of small to large companies which    Subadviser: Janus Capital
                              are expected to experience wide             Corp. ("Janus")
                              fluctuations in price both in rising and
                              declining markets.
Managed Assets Trust          Seeks high total investment return through  TAMIC
                              a fully managed investment policy in a      Subadviser: Travelers
                              portfolio of equity, debt and convertible   Investment Management Co.
                              securities.                                 ("TIMCO")
Travelers Money Market        Seeks high current income from short-term   TAMIC
Portfolio                     money market instruments while preserving
                              capital and maintaining a high degree of
                              liquidity.
ALLIANCE VARIABLE PRODUCT
  SERIES FUND, INC.
Premier Growth Portfolio --   Seeks long-term growth of capital by        Alliance Capital Management
Class B                       investing primarily in equity securities
                              of a limited number of large, carefully
                              selected, high quality U.S. companies that
                              are judged likely to achieve superior
                              earning momentum.
AMERICAN VARIABLE INSURANCE
  SERIES
Global Growth Fund -- Class   Seeks capital appreciation by investing     Capital Research and Man-
2                             primarily in common stocks of companies     agement Company
                              located around the world.
Growth Fund -- Class 2        Seeks capital appreciation by investing     Capital Research and Man-
                              primarily in common stocks of companies     agement Company
                              that appear to offer superior
                              opportunities for growth and capital.

       FUNDING OPTION                    INVESTMENT OBJECTIVE                  ADVISER/SUBADVISER
       --------------                    --------------------                  ------------------
Growth-Income Fund -- Class   Seeks capital appreciation and income by    Capital Research and Man-
2                             investing primarily in common stocks or     agement Company
                              other securities which demonstrate the
                              potential for appreciation and/or
                              dividends.
AYCO SERIES TRUST
Ayco Large Cap Growth Fund I  Seeks long-term growth of capital by        The Ayco Company, L.P.
                              investing primarily in the common stocks
                              of large capitalization companies. The
                              investment approach is a combination of
                              fundamental analysis of individual
                              companies with a top-down economic and
                              market sector analysis.
CREDIT SUISSE WARBURG PINCUS TRUST
Emerging Markets Portfolio    Seeks long-term growth of capital by        Credit Suisse Asset Manage-
                              investing primarily in equity securities    ment, LLC
                              of non-U.S. issuers consisting of
                              companies in emerging securities markets.
DEUTSCHE ASSET MANAGEMENT
  VIT FUNDS
EAFE(R) Equity Index Fund     Seeks to replicate, before deduction of     Bankers Trust Company
(Bankers Trust)               expenses, the total return performance of
                              the EAFE index.
Small Cap Index Fund          Seeks to replicate, before deduction of     Bankers Trust Company
(Bankers Trust)               expenses, the total return performance of
                              the Russell 2000 index.
DREYFUS VARIABLE INVESTMENT
  FUND
Small Cap                     Seeks to maximize capital appreciation.     The Dreyfus Corporation
Portfolio -- Initial Shares   The portfolio primarily invests in
                              small-cap companies with total market
                              values of less than $2 billion at the time
                              of purchase.
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
Franklin Small Cap Fund --    Seeks long-term capital growth. The Fund    Franklin Advisers, Inc.
Class 2                       seeks to accomplish its objective by
                              investing primarily (normally at least 65%
                              of its assets) in equity securities of
                              smaller capitalization growth companies.
GREENWICH STREET SERIES FUND
Equity Index Portfolio-Class  Seeks to replicate, before deduction of     TIMCO
I Shares                      expenses, the total return performance of
                              the S&P 500 Index.
Fundamental Value Portfolio   Seeks long-term capital growth with         Smith Barney Fund Manage-
                              current income as a secondary objective.    ment LLC ("SBFM")
JANUS ASPEN SERIES
Aggressive Growth             Seeks long-term capital growth by           Janus
Portfolio -- Service Shares   investing primarily in common stocks
                              selected for their growth potential,
                              normally investing at least 50% in the
                              equity assets of medium-sized companies.

       FUNDING OPTION                    INVESTMENT OBJECTIVE                  ADVISER/SUBADVISER
       --------------                    --------------------                  ------------------
Global Technology             Seeks long-term capital growth by           Janus
Portfolio -- Service Shares   investing primarily in equity securities
                              of the U.S. and foreign companies,
                              normally investing at least 65% of its
                              total assets in companies likely to
                              benefit significantly from advances in
                              technology.
Worldwide Growth              Seeks growth of capital in a manner         Janus
Portfolio -- Service Shares   consistent with preservation of capital by
                              investing primarily in common stocks of
                              companies of any size throughout the
                              world.
PIMCO VARIABLE INSURANCE
  TRUST
Total Return Bond Portfolio   Seeks maximum total return, consistent      Pacific Investment Manage-
                              with preservation of capital and prudent    ment Company
                              investment management, by investing
                              primarily in investment-grade debt
                              securities.
PUTNAM VARIABLE TRUST
Putnam VT International       Seeks capital appreciation by investing     Putnam Management ("Putnam")
Growth Fund -- Class IB       mostly in common stocks of companies
Shares                        outside the United States.
Putnam VT Voyager II          Seeks capital appreciation by investing     Putnam
Fund -- Class IB Shares       mainly in common stocks of U.S. companies
                              with a focus on growth stocks.
TRAVELERS SERIES FUND INC.
AIM Capital Appreciation      Seeks capital appreciation by investing     Travelers Investment Adviser
Portfolio                     principally in common stock, with emphasis  ("TIA")
                              on medium-sized and smaller emerging        Subadviser: Alliance Capital
                              growth companies.                           Management L.P.
Alliance Growth Portfolio     Seeks long-term growth of capital. Current  TIA
                              income is only an incidental                Subadviser: Alliance Capital
                              consideration. The Portfolio invests        Management L.P.
                              predominantly in equity securities of
                              companies with a favorable outlook for
                              earnings and whose rate of growth is
                              expected to exceed that of the U.S.
                              economy over time.
MFS Total Return Portfolio    (a balanced portfolio) Seeks to obtain      TIA
                              above-average income (compared to a port-   Subadviser: Massachusetts
                              folio entirely invested in equity           Financial Services Company
                              securities) consistent with the prudent     ("MFS")
                              employment of capital. Generally, at least
                              40% of the Portfolio's assets are invested
                              in equity securities.
Putnam Diversified Income     Seeks high current income consistent with   TIA
Portfolio                     preservation of capital. The Portfolio      Subadviser: Putnam
                              will allocate its investments among the
                              U.S. Government Sector, the High Yield
                              Sector, and the International Sector of
                              the fixed income securities markets.

       FUNDING OPTION                    INVESTMENT OBJECTIVE                  ADVISER/SUBADVISER
       --------------                    --------------------                  ------------------
Smith Barney Aggressive       Seeks capital appreciation by investing     SBFM
Growth Portfolio              primarily in common stocks of companies
                              that are experiencing, or have the
                              potential to experience, growth of
                              earnings, or that exceed the average
                              earnings growth rate of companies whose
                              securities are included in the S&P 500.
Smith Barney High Income      Seeks high current income. Capital          SBFM
Portfolio                     appreciation is a secondary objective. The
                              Portfolio will invest at least 65% of its
                              assets in high-yielding corporate debt
                              obligations and preferred stock.
Smith Barney International    Seeks total return on assets from growth    SBFM
All Cap Growth Portfolio      of capital and income by investing at
                              least 65% of its assets in a diversified
                              portfolio of equity securities of
                              established and non U.S. International
                              Portfolio.
Smith Barney Large Cap Value  Seeks current income and long-term growth   SBFM
Portfolio                     of income and capital by investing
                              primarily, but not exclusively, in common
                              stocks.
Smith Barney Large            Seeks long-term growth of capital by        SBFM
Capitalization Growth         investing in equity securities of
Portfolio                     companies with large market
                              capitalizations.
THE TRAVELERS SERIES TRUST
Convertible Bond Portfolio    Seeks current income and capital apprecia-  TAMIC
                              tion by investing in convertible bond
                              securities and in combinations of
                              nonconvertible fixed-income securities and
                              warrants or call options that together
                              resemble convertible securities.
Equity Income Portfolio       Seeks reasonable income by investing at     TAMIC
(Fidelity)                    least 65% in income-producing equity secu-  Subadviser: Fidelity Manage-
                              rities. The balance may be invested in all  ment & Research Co. ("FMR")
                              types of domestic and foreign securities,
                              including bonds. The Portfolio seeks to
                              achieve a yield that exceeds that of the
                              securities comprising the S&P 500. The
                              Subadviser also considers the potential
                              for capital appreciation.
Large Cap Portfolio           Seeks long-term growth of capital by        TAMIC
(Fidelity)                    investing primarily in equity securities    Subadviser: FMR
                              of companies with large market
                              capitalizations.
MFS Mid Cap Growth Portfolio  Seeks to obtain long-term growth of         TAMIC
                              capital by investing, under normal market   Subadviser: MFS
                              conditions, at least 65% of its total
                              assets in equity securities of companies
                              with medium market capitalization which
                              the investment adviser believes have above
                              average growth potential.

       FUNDING OPTION                    INVESTMENT OBJECTIVE                  ADVISER/SUBADVISER
       --------------                    --------------------                  ------------------
U.S. Government Securities    Seeks to select investments from the point  TAMIC
Portfolio                     of view of an investor concerned primarily
                              with the highest credit quality, current
                              income and total return. The assets of the
                              Portfolio will be invested in direct
                              obligations of the United States, its
                              agencies and instrumentalities.
VAN KAMPEN LIFE INVESTMENT
  TRUST
Emerging Growth Portfolio     Seeks capital appreciation by investing     Van Kampen Asset Manage-
                              primarily in common stocks of companies     ment Inc.
                              considered to be emerging growth
                              companies.
VARIABLE INSURANCE
  PRODUCTS FUND II
Contrafund(R) Portfolio       Seeks long-term capital appreciation by     FMR
(Fidelity) -- Service Class   investing primarily in common stocks of
                              companies whose value the adviser believes
                              is not fully recognized by the public.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE


As long as the Policy remains in effect, you may make transfers of Cash Value between Investment Options. Currently, there is no charge for transfers between Investment Options; however we reserve the right to restrict the number of free transfers to four times (twelve in New York) in any Policy Year and to charge $10.00 for each additional transfer. Transfers made under the Dollar Cost Averaging program or from Portfolio Rebalancing would not be counted for purposes of the transfer limitation. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.


We calculate the number of Accumulation Units involved using the Accumulation Unit Values normally calculated as of 4:00 p.m. Eastern time on each Valuation Date on which we receive the request.

TELEPHONE TRANSFERS. The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING. You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other available Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar-cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING. Once you allocate your Net Premium among the Investment Options, the performance of each Underlying Fund may cause your allocation to shift. You may elect to have the Company periodically reallocate values in your policy.

LAPSE AND REINSTATEMENT

Except as described under "Lapse Protection Guarantee," the Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount and any loan interest due, but not paid. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 31 days (subject to state law) (the "Grace Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Grace Period, but if no payment is received by Us, it will terminate at the end of the Grace Period. If the last of the two Insureds dies during the Grace Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) stated in the lapse notice. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium plus any cash value as of the date of the lapse. In addition, we will require satisfactory evidence of insurability of both Insureds.

ADDITIONAL INSURANCE BENEFITS (RIDERS)

Subject to certain requirements, one or more of the following additional insurance benefits may be added to your base Policy by rider. There may be additional costs associated with these riders. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. Depending on your circumstances, it may be less costly to purchase more death benefit coverage under the Annual Renewable Term rider than under the basic variable policy.


--------------------------------------------------------------------------------------------------
 POLICY SPLIT OPTION RIDER                 Allows the policy to be split into two equal policies
                                           in the event of divorce (2 years after the final
                                           decree) or repeal of the Unlimited Marital Deduction
                                           Act.
--------------------------------------------------------------------------------------------------
 SCHEDULED INCREASE OPTION RIDER           Allows automatic increases in the face amount on a set
                                           schedule.
--------------------------------------------------------------------------------------------------
 ANNUAL RENEWABLE TERM                     Provides additional insurance protection on either or
                                           both Insureds.
--------------------------------------------------------------------------------------------------
 COST OF LIVING ADJUSTMENT RIDER           Allows automatic increases in the face amount based on
                                           increases in the Consumer Price Index.
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
 LAPSE PROTECTION GUARANTEE RIDER          This rider is available only with Death Benefit Option
                                           1 (subject to state law) and may not be available in
                                           all jurisdictions. The Rider provides that if, during
                                           the first ten Policy Years, the total premiums paid,
                                           less any outstanding loans or partial surrenders,
                                           equals or exceeds the cumulative Monthly Coverage
                                           Protection Premium shown in the Policy, a Lapse
                                           Protection Guarantee will apply. With this rider, the
                                           Policy will not lapse on a monthly deduction day even
                                           if the Cash Surrender Value is not enough to cover the
                                           Monthly Deduction Amount due provided the monthly
                                           deduction day is within the first ten Policy Years.
                                           The Monthly Lapse Protection Premium will change to
                                           reflect any increases you make to the Stated Amount or
                                           changes to supplemental benefit riders under the
                                           Policy. If you make a change, we will send you an
                                           updated Monthly Lapse Protection Premium that must be
                                           met until the ten-year period expires. The rider will
                                           be cancelled if you switch to Death Benefit Option 2
                                           (subject to state variation).
--------------------------------------------------------------------------------------------------
 COVERAGE EXTENSION RIDER                  See description in the "Maturity Benefits" section.
--------------------------------------------------------------------------------------------------
 MATURITY EXTENSION RIDER                  See description in the "Maturity Benefits" section.
--------------------------------------------------------------------------------------------------

EXCHANGE RIGHTS

Once the Policy is in effect, you may exchange it during the first 24 months for a non-variable survivorship life insurance policy issued by the Company (or an affiliated company) on the lives of the Insureds. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification used as of this Policy's issue date. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1) 10 days after delivery of the Policy to the Policy Owner,

     (2) 45 days after the date the Policy application was signed, or

     (3) 10 days after the Notice of the Right to Cancel has been mailed or delivered to the Policy Owner

(or later if required by state law).

We will refund either (depending on state law): (a) all premiums paid less any loans, or (b) the Cash Value of the Policy on the date we receive the returned Policy, plus any charges that were deducted, less any Loans. We will make the refund within seven days after we receive your returned policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

You may borrow up to 100% of the Policy's Cash Surrender Value. This amount will be determined on the day we receive the written loan request. The loan request must be at least $500 (unless state law requires a different minimum). We will make the loan within seven days of our receipt of the written loan request.

If you have a loan outstanding and request a second loan, we will add the amount of the outstanding loan to the loan request. We charge interest on the outstanding amount of the loan(s), and you must pay this interest in advance. During the first fifteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 5.66% (7.4% in NY and MA); thereafter 3.85% (4.31% on a guaranteed basis) (5.66% (6.10% on a guaranteed basis) in NY and MA) will be charged (subject to state approval).

We will transfer the amount of the loan from each Investment Option on a pro rata basis, as of the date the loan is made. We transfer the loan amount to the Loan Account, and credit the Loan Account with a fixed annual rate of 4% (6% in New York and Massachusetts). Amounts held in the Loan Account will not be affected by the investment performance of the Investment Options. As you repay the loan, we deduct the amount of the loan repayment from the Loan Account and reallocate the payments among the Investment Options according to your current instructions. You may repay all or any part of a loan secured by the Policy while the Policy is still in effect.

CONSEQUENCES. Your Cash Surrender Value is reduced by the amount of any outstanding loan(s). While a loan is not repaid, it decreases the Cash Surrender Value, which could cause the Policy to lapse. Additionally, the Death Benefit payable will be decreased by the value of any outstanding loan. Also, even if a loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since you do not receive any investment experience on the outstanding loan amount held in the Loan Account.

POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business.

FULL SURRENDERS. As long as the Policy is in effect, you may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the beneficiary's consent provided the beneficiary has not been designated "irrevocable." If so, you will need the beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans, and any surrender charge.

For full surrenders, we will pay you within seven days after we receive the request in good order. The Policy will terminate on the date we receive your written surrender request.

PARTIAL WITHDRAWALS. You may request a partial withdrawal from the Policy. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all Investment Options, unless you give us other written instructions.

In addition to reducing the Policy's Cash Value, partial withdrawals will reduce the Death Benefit payable under the Policy. Under Option 1, the Policy's Stated Amount will be reduced by the withdrawal amount. Under Option 2, the Policy's Cash Value, which is part of the Death Benefit, will be reduced by the withdrawal amount. We may require you to return the Policy to record this reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Second Death of the two Insureds. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the last Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the younger Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
YOUNGER INSURED            PERCENTAGE
---------------            ----------

     0-40                     250

       45                     215

       50                     185

       55                     150

       60                     130

       65                     120

       70                     115

       75                     105

       95+                    100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Death Benefit Option 1. The examples assume two Insureds, both age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $100,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the

Stated Amount ($100,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $100,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 since the Death Benefit is the greater of the Stated Amount ($100,000) or the Minimum Amount Insured ($150,000).

OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment performance of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the second Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($110,000) would be equal to the Stated Amount ($100,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $100,000, then the Minimum Amount Insured would be $250,000 ($100,000 x 250%). The resulting Death Benefit would be $250,000 because the Minimum Amount Insured ($250,000) is greater than the Stated Amount plus the Cash Value ($100,000 + $100,000 = $200,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Second Insured's death. The amount of Death Benefit paid will be adjusted to reflect any Policy loan, any Monthly Deductions Amount due but unpaid, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".) If no beneficiary is living when both Insureds have died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if one or both of the Insureds commit suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion.") In addition, if the Second Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects one of the Company's payment options. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment performance of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

If at least one Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value, less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment. We will have no further obligations under the Policy.

The following riders may not be available in all jurisdictions.

MATURITY EXTENSION RIDER

On the policy anniversary in the year in which the younger Insured reaches age 99, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such a request before the Maturity Date, the Policy will continue until the earlier of the Second Death or the date on which you request that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any loan outstanding will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted. This rider is available for issue ages 81-85.

We intend that the Policy and the Maturity Extension Rider will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Rider to assess any potential tax liability.

COVERAGE EXTENSION RIDER

The Coverage Extension rider allows coverage to be extended beyond the maturity date as long as there is cash value in the contract. Upon request from the owner, the Company will continue to keep the Policy in force until the Second or the earlier request for payment of the full cash surrender value, as defined by this rider, prior to the last death of both Insureds. The death benefit will equal the Amount Insured, less any outstanding loans. It can be selected only from the policy anniversary when the younger Insured is age 99 to maturity date. Any monthly deduction amounts due must be paid upon maturity for this rider to take effect. There is no charge for this rider, however, the rider is available only if each Insured's issue age is 80 or less.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for service and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

- the ability for you to make withdrawals and surrenders under the Policies;

- the ability for you to obtain a loan under the Policies;

- the death benefit paid on the death of the Second Death;

- the available Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

- administration of the various elective options available under the Policies;
  and

- the distribution of various reports to policy owners.

Costs and expenses we incur include:

- expenses associated with underwriting applications, increases in the Stated Amount, and riders;

- losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

- sales and marketing expenses including commission payments to your sales agent; and

- other costs of doing business.

Risks we assume include:

- that the Insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and

- that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the Surrender Charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE. When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge of 2.5% of the Premium Payment. Additional charges may be assessed upon any full or partial surrender. (See "Surrender Charges.")

STATE PREMIUM TAX CHARGE. A charge of 2.25% of each premium payment will be deducted for state premium taxes (tax charge back in Oregon) (except for Policies issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes owed by the Company vary from state to state and currently range from 0.75% to 3.5%; 2.25% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

DEFERRED ACQUISITION COST CHARGE. A charge of 1.25% of each premium payment will be deducted, which compensates the Company for expenses associated with its federal income tax liability relating to its receipt of premium.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Policy Administrative Expense Charge, and Charges for any Supplemental Benefit Provisions. These are described below:

COST OF INSURANCE CHARGE. The Cost of Insurance Charge is a significant charge under your policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insureds. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually.

POLICY ADMINISTRATIVE EXPENSE CHARGE. For the first six Policy Years, an administrative charge is deducted monthly from the Policy's Cash Value. This charge also applies to increases in the Stated Amount (excluding increases due to the scheduled increase option rider the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit Option changes). This charge is used to cover expenses associated with issuing the Policy. The amount charged varies by issue age and will be stated in the Policy. Additionally, there is a monthly $20.00 charge for Stated Amounts less than $750,000 until the Maturity Date which is used to cover expenses associated with maintaining the policy.

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS. The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any supplemental benefit provision for which there is a charge. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.80% of the assets in the Investment Options for the first fifteen (15) Policy Years, and 0.35% of the assets in the Investment Options thereafter. This charge compensates us for various risks assumed, benefits provided and expenses incurred.

ADMINISTRATIVE EXPENSE CHARGE. We deduct a daily charge for administrative expenses incurred by the Company. The charge equals on an annual basis 0.10% of the amounts in the Investment Options for the first fifteen (15) Policy Years and 0% thereafter.

UNDERLYING FUND EXPENSES

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.

SURRENDER CHARGES

A contingent surrender charge may apply under the Policy. The charge, calculated as a Per Thousand of Stated Amount Charge equals a specified amount for each $1,000 of Stated Amount. The maximum surrender charge is included in each Policy. The charges are in compliance with each state's nonforfeiture law. These surrender charges apply during the first 15 Policy Years (subject to state law) (or the first 15 years (subject to state law) following an increase in Stated Amount other than an increase due to a scheduled increase option rider cost of living adjustment rider or a change in Death Benefit option). The charge applies to a full or partial surrender of the Policy.

The Per Thousand of Stated Amount Charge varies by original issue ages, sexes and smoker/ nonsmoker status, and the issue ages of the Insureds.

The charge decreases by 1/15 (approximately 6.6%) each year over the fifteen-year period. For example, for a 65-year-old male nonsmoker and a 65-year-old female nonsmoker with a Stated Amount of $1,000,000, the maximum charge in the first year is $39.99 for each $1,000 of Stated Amount, or $39,990.00. The charge decreases 1/15, or approximately $2.67, each year, so in the fifth year, it is $29.32 for each $1,000 of Stated Amount, or $29,320.00; in the fifteenth year, it is $2.67 for each $1,000 of stated amount, or $2,670.00. As an extreme example, for a 70-year-old female smoker and a 70-year-old female smoker with a Stated Amount of $1,000,000, the maximum charge in the first year is $44.90 for each $1,000 of Stated Amount (subject to state law). The charge decreases 1/15 each year.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.)

TRANSFER CHARGE

There is currently no charge for transfers between Investment Options. Further restrictions on transfers are described in the Policy Benefits and Rights section.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE (FUND UL II)

The Travelers Fund UL II for Variable Life Insurance was established on October 17, 1995 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund UL II are invested exclusively in shares of the Investment Options. The operations of Fund UL II are also subject to the provisions of
Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL II will be held for the exclusive benefit of Policy Owners. The assets held in Fund UL II are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of the corresponding Underlying Fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Underlying Fund in connection with premium payments allocated according to the Policy Owners' directions, and redeems Underlying Fund shares to meet Policy obligations. We will also make adjustments in reserves, if required. The Company is required to redeem Underlying Fund shares from the Investment Options at net asset value and to make payment within seven days.

HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "Valuation Date"). A Policy's Cash Value reflects a number of factors, including premium payments, partial surrenders, loans, Policy charges, and the investment performance of the Investment Option(s) chosen. The Policy's Cash Value on a Valuation Date equals the sum of all Accumulation Units multiplied by the Accumulation Unit Value for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that Underlying Fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each Valuation Date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each Valuation Date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment performance.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends on the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 p.m. Eastern time, and ending at 4:00 p.m. Eastern time on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1 (subject to state law)

     - changes to the way your premiums are allocated (Note: with proper authorization on file, you can also make these changes by telephone)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT

A Policy Owner may request an increase after the first policy year ($100,000 minimum increase) or decrease after the second policy year in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $100,000. The request must be made in writing and, for increases only, while both Insureds are under age 85. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we will require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. A proportional surrender charge applies for requested decreases in Stated Amount. The charge is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge.

CHANGES IN DEATH BENEFIT OPTION

Provided both Insureds are alive, you may change the Death Benefit option from Option 1 to Option 2. If at least one of the Insureds is alive, you may request a change from Option 2 to Option 1. All requests must be made in writing. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The Cost of Insurance Charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $100,000. Subject to state law, a change from Option 1 to Option 2 is also subject to underwriting.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the lifetime of at least one of the Insureds for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if one or both of the Insureds commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and (ii) the amount of any outstanding Policy loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each Premium Payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the outstanding Loan;

     - the date and amount of any partial surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the Underlying Funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 110% of the target premium and 5.0% of the excess premium paid in the first contract year. The maximum commission payable will not exceed 5.0% of the annual renewal premium paid in contract years 2-10, will not exceed 4% of the annual renewal premium paid in contract years 11-15, and will not exceed 2% of the annual premium paid after contract year 15. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to its sale of the Contracts. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. Travelers Distribution LLC, One Tower Square, Hartford, CT an affiliated company, serves as principal underwriter of the Policies.

LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Separate Account or the Company. Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable life contracts under Connecticut law and the validity of the forms of the variable life contracts under Connecticut law, have been reviewed by the Deputy General Counsel of the Company.

EXPERTS

The financial statements and schedules of The Travelers Life and Annuity Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of The Travelers Fund UL II for Variable Life Insurance as of December 31, 2000 and for each of the years in the three-year period ended December 31, 2000 have been included herein and in the registration statement in reliance upon the report of KPMG LLP independent certified public accountants appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Underlying Fund, it intends to monitor the investments of the Underlying Fund to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the Separate Accounts used to support their contract. In those circumstances, income and gains from the Separate Account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 15th Policy Year, is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Fund UL II. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL II under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states except New York.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999 - 3/2000), Senior
                                        Vice President (1995-1999), Vice President (1993-1995)
                                        of The Travelers Life and Annuity Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Life and
                                        Annuity
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Life and Annuity Company.
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Life and
                                        Annuity Company; Executive Vice President, Claim
                                        Services (1997-2000), Senior Vice President
                                        (1996-1997) of Travelers Property Casualty Corp.; Vice
                                        President and Chief Financial Officer (1992), Personal
                                        Lines of The Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Life and Annuity Company;
                                        Associate General Counsel (1998-1999), Assistant
                                        General Counsel (1993-1998), Senior Counsel (1991-
                                        1995) of Citigroup Inc.

SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

The following are the Senior Officers of The Travelers Life and Annuity Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Mary Jean Thornton...................  Executive Vice President and
                                       Chief Information Officer
Stuart Baritz........................  Senior Vice President
William H. Heyman*...................  Senior Vice President
Brendan M. Lynch.....................  Senior Vice President
Warren H. May........................  Senior Vice President
Laura Pantales.......................  Senior Vice President
Kathleen A. Preston..................  Senior Vice President

                NAME                      POSITION WITH INSURANCE COMPANY
                ----                      -------------------------------
Robert J. Price*.....................  Senior Vice President
David A. Tyson.......................  Senior Vice President
F. Denney Voss*......................  Senior Vice President

---------------
* Principal business address: 399 Park Avenue, New York, New York 10043

Information relating to the management of the Underlying Funds is contained in the applicable prospectuses.

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of Insurance rates go up each year as the Insured becomes a year older.

Male, Age 65                          Female, Age 65        Face Amount: $1,000,000
Preferred Non-smoker                  Preferred Non-smoker  Level Death Benefit Option
Annual Premium: $10,050.89                                  Current Charges
Hypothetical Gross Annual Investment
Rate of Return: 8%

                                                     TOTAL MONTHLY DEDUCTION
                                                       FOR THE POLICY YEAR
                                                    --------------------------
                         CUMULATIVE                             ADMINISTRATIVE
           CUMULATIVE     SALES AND                  COST OF     CHARGES AND
  POLICY      GROSS      PREMIUM TAX   SURRENDER    INSURANCE      MONTHLY
   YEAR      PREMIUM       CHARGES      CHARGES      CHARGES    POLICY CHARGES
  ------   ----------    -----------   ---------    ---------   --------------

   1       $ 10,050.89    $  603.05    $39,990.00   $  143.26      $963.05

   2       $ 20,101.78    $1,206.11    $37,320.00   $  454.30      $963.05

   3       $ 30,152.67    $1,809.16    $34,650.00   $  809.84      $963.05

   5       $ 50,254.45    $3,015.27    $29,320.00   $1,674.93      $963.05

   10      $100,508.90    $6,030.53    $15,990.00   $4,714.02      $603.05

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than shown. No representations can be made that the hypothetical rates assumed can be achieved for one year or sustained over a period of time.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 65 year old male and a 65 year old female. The difference between the Cash Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

One example illustrates that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other example illustrates that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance

Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 6% from each annual premium for premium tax (2.25%), front end sales charge (2.5%) and DAC tax (1.25%).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and 0.82% for Underlying Fund expenses and thereafter, 0.35% for mortality and expense risks, 0.00% for administrative expenses, and 0.82% for Underlying Fund expenses.

The charge for Underlying Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of the investment advisory fees and other expenses charged by each of the available Investment Options during the most recent audited calendar year. The Underlying Fund expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.72, 4.28, and 10.28, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -1.17, 4.83, and 10.83, respectively on a current and guaranteed basis thereafter.

The actual charges under a Policy for expenses of the Underlying Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Fund UL II, since the Company is not currently deducting such charges from Fund UL II. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.


Where required by law or upon request, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Underlying Fund expenses, arithmetic average Underlying Fund expenses and/or the actual Underlying Fund expenses depending upon what you request. An explanation of how the Underlying Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                         VARIABLE SURVIVORSHIP LIFE II
                           LEVEL DEATH BENEFIT OPTION
                      ILLUSTRATED WITH GUARANTEED CHARGES

Male Preferred Nonsmoker Age 65 and Female Preferred Nonsmoker Age 65

Stated Amount 1,000,000
Annual Premium $10,050.89

        TOTAL
       PREMIUMS             DEATH BENEFIT                    CASH VALUE            CASH SURRENDER VALUE
       WITH 5%    ---------------------------------   ------------------------   ------------------------
YEAR   INTEREST      0%          6%          12%        0%       6%      12%       0%       6%      12%
----   --------   ---------   ---------   ---------   ------   ------   ------   ------   ------   ------

 1      10,553    1,000,000   1,000,000   1,000,000    8,618    9,345    9,709        0        0        0

 2      21,635    1,000,000   1,000,000   1,000,000   16,370   18,529   19,653        0        0        0

 3      33,270    1,000,000   1,000,000   1,000,000   23,115   27,383   29,697        0        0      517

 4      45,487    1,000,000   1,000,000   1,000,000   28,700   35,716   39,681    1,760    8,776   12,741

 5      58,314    1,000,000   1,000,000   1,000,000   32,942   43,291   49,397    8,252   18,601   24,707

 6      71,784    1,000,000   1,000,000   1,000,000   35,600   49,803   58,564   13,150   27,353   36,114

 7      85,926    1,000,000   1,000,000   1,000,000   36,711   55,215   67,175   16,511   35,015   46,975

 8     100,776    1,000,000   1,000,000   1,000,000   35,485   58,638   74,357   17,525   40,678   56,397

 9     116,368    1,000,000   1,000,000   1,000,000   31,382   59,384   79,428   15,672   43,674   63,718

10     132,740    1,000,000   1,000,000   1,000,000   23,773   56,627   81,549   10,303   43,157   68,079

15     227,728            0           0   1,000,000        0        0    4,388        0        0    2,148

20     348,959            0           0           0        0        0        0        0        0        0

                         VARIABLE SURVIVORSHIP LIFE II
                           LEVEL DEATH BENEFIT OPTION
                        ILLUSTRATED WITH CURRENT CHARGES

Male Preferred Nonsmoker Age 65 and Female Preferred Nonsmoker Age 65

Stated Amount 1,000,000
Annual Premium $10,050.89

        TOTAL
       PREMIUMS             DEATH BENEFIT                     CASH VALUE              CASH SURRENDER VALUE
       WITH 5%    ---------------------------------   --------------------------   --------------------------
YEAR   INTEREST      0%          6%          12%        0%       6%        12%       0%       6%        12%
----   --------   ---------   ---------   ---------   ------   -------   -------   ------   -------   -------

 1      10,553    1,000,000   1,000,000   1,000,000    8,787     9,521     9,888        0         0         0

 2      21,635    1,000,000   1,000,000   1,000,000   17,114    19,318    20,465        0         0         0

 3      33,270    1,000,000   1,000,000   1,000,000   24,943    29,363    31,756        0       183     2,576

 4      45,487    1,000,000   1,000,000   1,000,000   32,231    39,620    43,782    5,291    12,680    16,842

 5      58,314    1,000,000   1,000,000   1,000,000   38,930    50,046    56,565   14,240    25,356    31,875

 6      71,784    1,000,000   1,000,000   1,000,000   45,011    60,617    70,151   22,561    38,167    47,701

 7      85,926    1,000,000   1,000,000   1,000,000   50,766    71,643    84,937   30,566    51,443    64,737

 8     100,776    1,000,000   1,000,000   1,000,000   55,783    82,730   100,622   37,823    64,770    82,662

 9     116,368    1,000,000   1,000,000   1,000,000   60,010    93,827   117,256   44,300    78,117   101,546

10     132,740    1,000,000   1,000,000   1,000,000   63,397   104,888   134,903   49,927    91,418   121,433

15     227,728    1,000,000   1,000,000   1,000,000   67,204   159,267   243,043   64,964   157,027   240,803

20     348,959    1,000,000   1,000,000   1,000,000   47,854   215,757   412,832   47,854   215,757   412,832

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Cash Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                   APPENDIX A
--------------------------------------------------------------------------------

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, we may show investment performance for the Investment Options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL II that invest in Underlying Funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Underlying Funds will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL II during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Underlying Funds. The chart reflects the guaranteed maximum .80% mortality and expense risk charge and .10% administrative expense risk charge. The rates of return do not reflect the front-end sales charge or the state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges, DAC charge or Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See "Charges and Deductions" for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Cash Values and Death Benefits, see "Illustrations." The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of Investment Options available through the Variable Survivorship Life II Policy.

                   AVERAGE ANNUAL RETURNS THROUGH 12/31/2000

                                                                                               FUND
                                                                                             INCEPTION
UNDERLYING INVESTMENT OPTIONS              YTD      1 YEAR    3 YEAR    5 YEAR    10 YEAR      DATE
-----------------------------             ------    ------    ------    ------    -------    ---------
DOMESTIC STOCK FUNDS:
AIM Capital Appreciation Portfolio        -17.35%   -17.35%    10.85%   11.44%        --     10/10/95
Alliance Growth Portfolio                 -21.44%   -21.44%     9.58%   16.28%        --     06/16/94
Alliance Premier Growth Port -- Class B   -17.50%   -17.50%    16.46%   20.51%        --     06/26/92
American Growth Fund -- Class 2             3.48%     3.48%    29.18%   25.40%     20.95%    02/08/84
American Growth -- Income Fund -- Class
  2                                         6.92%     6.92%    11.24%   14.94%     14.41%    02/28/85
Ayco Large Cap Growth Fund I                  --        --        --       --         --     11/29/00
Capital Appreciation Fund (Janus)         -26.89%   -26.89%    21.20%   23.02%     20.28%    03/18/82
Deutsche VIT Small Cap Index Fund          -9.00%    -9.00%     1.63%      --         --     08/25/97
Dreyfus VIF Small Cap Portfolio            12.29%    12.29%     9.46%   11.89%     33.21%    08/31/90
Equity Income Portfolio (Fidelity)          8.13%     8.13%     7.76%      --         --     08/30/96
Fidelity VIPII Contrafund
  Portfolio -- Svc                        -10.70%   -10.70%    12.31%   15.97%        --     01/31/95
Franklin Small Cap Fund -- Class 2         22.27%    22.27%       --       --         --     05/01/98
Janus A.S. Aggressive Growth-Svc Shr      -37.78%   -37.78%    22.73%   17.13%        --     09/13/93

                                                                                               FUND
                                                                                             INCEPTION
UNDERLYING INVESTMENT OPTIONS              YTD      1 YEAR    3 YEAR    5 YEAR    10 YEAR      DATE
-----------------------------             ------    ------    ------    ------    -------    ---------
Large Cap Portfolio (Fidelity)            -15.34%   -15.34%    13.41%      --         --     08/30/96
MFS Mid Cap Growth Portfolio                8.36%     8.36%       --       --         --     03/23/98
Putnam VT Voyager II Fund -- Class 1B         --        --        --       --         --     09/29/00
Smith Barney Aggressive Growth Port        18.07%    18.07%    36.93%   27.16%     22.21%    12/31/85
Smith Barney Equity Index Class I         -12.47%   -12.47%    10.08%   16.62%        --     10/16/91
Smith Barney Fundamental Value Port        17.12%    17.12%    13.73%   15.87%        --     10/16/91
Smith Barney Large Cap Growth Port         -9.89%    -9.89%       --       --         --     05/06/98
Smith Barney Large Cap Value Port          10.25%    10.25%     5.93%   12.07%        --     06/16/94
Van Kampen Emerging Growth Portfolio      -10.96%   -10.96%    34.78%   27.52%        --     07/03/95
INTERNATIONAL STOCK FUNDS:
American Global Growth Fund -- Class 2    -19.57%   -19.57%    19.82%      --         --     04/30/97
Credit Suisse Warburg Pincus Emerging
  Markets Port                            -32.31%   -32.31%     0.41%      --         --     12/31/97
Deutsche VIT EAFE Equity Index Fund       -17.84%   -17.84%     7.76%      --         --     08/22/97
Janus A.S. Global Technology -- Svc Shr       --        --        --       --         --     01/18/00
Janus A.S. Worldwide Growth -- Svc Shr    -19.18%   -19.18%    18.92%   20.90%        --     09/13/93
Putnam VT Int'l Growth Fund -- Class 1B   -10.47%   -10.47%    18.50%      --         --     01/02/97
Smith Barney Int'l All Cap Growth           6.25%     6.25%    10.86%   12.60%     14.61%    02/18/86
DOMESTIC BOND FUNDS:
PIMCO Total Return Bond Portfolio           9.29%     9.29%     4.40%      --         --     12/31/97
Putnam Diversified Income Portfolio        -0.67%    -0.67%    -0.27%    2.52%        --     06/16/94
Smith Barney High Income Portfolio         -8.66%    -8.66%    -2.61%    3.15%        --     06/16/94
Travelers Convertible Bond Portfolio       11.49%    11.49%       --       --         --     05/01/98
Travelers U.S. Government Securities       14.66%    14.66%     5.92%    5.92%        --     01/24/92
BALANCED FUNDS:
MFS Total Return Portfolio                 14.96%    14.96%     8.93%   11.91%        --     06/16/94
Travelers Managed Assets Trust             -4.08%    -4.08%     9.30%   12.00%     11.41%    08/06/82
MONEY MARKET FUND:
Travelers Money Market Portfolio(1)         5.21%     5.21%     4.41%    4.09%      3.46%    10/01/81

The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge, 1.25% deferred acquisition cost charge, or the 2.25% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.

(1) An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                            HYPOTHETICAL EXAMPLE(1)
  Male Preferred NonSmoker Age 65 and Female Preferred Nonsmoker Age 65 with a level death
          benefit of $1,000,000 and an annual investment of $10,050.89

                                                                ONE YEAR                              FIVE YEARS
                                                  ------------------------------------   ------------------------------------
                                                    TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
         UNDERLYING INVESTMENT OPTIONS            INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
         -----------------------------            ----------   -----------   ---------   ----------   -----------   ---------
DOMESTIC STOCK FUNDS:
AIM Capital Appreciation Portfolio                  10,051        7,279           0        50,254       57,151       27,831
Alliance Growth Portfolio                           10,051        6,904           0        50,254       66,084       36,764
Alliance Premier Growth Port -- Class B             10,051        7,265           0        50,254       74,848       45,528
American Growth Fund -- Class 2                     10,051        9,189           0        50,254       86,203       56,883
American Growth-Income Fund -- Class 2              10,051        9,504           0        50,254       63,498       34,178
Ayco Large Cap Growth Fund I                           N/A          N/A         N/A           N/A          N/A          N/A
Capital Appreciation Fund (Janus)                   10,051        6,406           0        50,254       80,505       51,185
Deutsche VIT Small Cap Index Fund                   10,051        8,044           0           N/A          N/A          N/A
Dreyfus VIF Small Cap Portfolio                     10,051        9,998           0        50,254       57,935       28,615
Equity Income Portfolio (Fidelity)                  10,051        9,616           0           N/A          N/A          N/A
Fidelity VIPII Contrafund Portfolio -- Svc          10,051        7,888           0        50,254       65,478       36,158
Franklin Small Cap Fund -- Class 2                  10,051       10,914           0           N/A          N/A          N/A
Janus A.S. Aggressive Growth-Svc Shr                10,051        5,410           0        50,254       67,770       38,450
Large Cap Portfolio (Fidelity)                      10,051        7,463           0           N/A          N/A          N/A
MFS Mid Cap Growth Portfolio                        10,051        9,637           0           N/A          N/A          N/A
Putnam VT Voyager II Fund -- Class 1B               10,051       10,529           0        50,254       90,636       61,316
Smith Barney Aggressive Growth Port                 10,051        7,726           0        50,254       66,754       37,434
Smith Barney Equity Index Class I                   10,051       10,441           0        50,254       65,283       35,963
Smith Barney Fundamental Value Port                 10,051        7,962           0           N/A          N/A          N/A
Smith Barney Large Cap Growth Port                  10,051        9,810           0        50,254       58,251       28,931
Smith Barney Large Cap Value Port                   10,051        7,076           0           N/A          N/A          N/A
Van Kampen Emerging Growth Portfolio                10,051        7,234           0           N/A          N/A          N/A
INTERNATIONAL STOCK FUNDS:
American Global Growth Fund -- Class 2                 N/A          N/A         N/A           N/A          N/A          N/A
Credit Suisse Warburg Pincus Emerging Markets
  Port                                              10,051       10,243           0        50,254       57,970       28,650
Deutsche VIT EAFE Equity Index Fund                 10,051        7,111           0        50,254       75,704       46,384
Janus A.S. Global Technology -- Svc Shr             10,051        7,909           0           N/A          N/A          N/A
Janus A.S. Worldwide Growth -- Svc Shr              10,051        9,443           0        50,254       59,191       29,871
Putnam VT Int'l Growth Fund -- Class 1B             10,051        7,864           0        50,254       91,566       62,246
Smith Barney Int'l All Cap Growth                   10,051        9,722           0           N/A          N/A          N/A
DOMESTIC BOND FUNDS:
PIMCO Total Return Bond Portfolio                   10,051        8,808           0        50,254       43,388       14,068
Putnam Diversified Income Portfolio                 10,051        8,075           0        50,254       44,256       14,936
Smith Barney High Income Portfolio                  10,051        9,924           0           N/A          N/A          N/A
Travelers Convertible Bond Portfolio                10,051       10,215           0        50,254       48,251       18,931
Travelers U.S. Government Securities                10,051        5,910           0           N/A          N/A          N/A
BALANCED FUNDS:
MFS Total Return Portfolio                          10,051        8,495           0        50,254       58,128       28,808
Travelers Managed Assets Trust                      10,051        9,347           0        50,254       45,578       16,258
MONEY MARKET FUND:
Travelers Money Market Portfolio                    10,051        9,347           0        50,254       45,578       20,888

The charges used in the above example consist of a front-end sales charge of 2.5%, a state premium tax charge of 2.25%, a deferred acquisition cost premium charge of 1.25%, the 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance.

The benefits illustrated above may differ from other policies as a results of differences in investment allocation, premium timing and amount, death benefit type, as well as age and underwriting classification of the insured ( which could result in higher cost of insurance ). Because this is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.

(1) These hypothetical examples show the effect of the performance quoted on the cash values. Performance, loans, and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolios will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

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